EXHIBIT 24.1

                                                             1994 Stock Option
                                                            Plan for Employees



                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.



                                                Signed:  /s/ Joe T. Ford
                                                Name:        Joe T. Ford

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.


                                                Signed:  /s/ Tom T. Orsini
                                                Name:        Tom T. Orsini

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.

                                                Signed:  /s/ Dennis J. Ferra
                                                Name:        Dennis J. Ferra

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.






                                             Signed: /s/ Ben W. Agee
                                             Name:       Ben W. Agee

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.



                                             Signed: /s/ W.W. Johnson
                                             Name:       W.W. Johnson

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                                        Signed: /s/ Emon A. Mahony, Jr.
                                        Name:       Emon A. Mahony, Jr.

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.





                                        Signed: /s/ John P. McConnell
                                        Name:       John P. McConnell

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.





                                        Signed: /s/ John E. Steuri
                                        Name:       John E. Steuri

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.





                                        Signed: /s/ Carl H. Tiedemann
                                        Name:       Carl H. Tiedemann

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.





                                        Signed: /s/ Ronald Townsend
                                        Name:       Ronald Townsend

                                                                 EXHIBIT 24.1


                                                            1994 Stock Option
                                                           Plan for Employees


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994 Stock Option Plan for employees, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

         IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.





                                        Signed: /s/ William H. Zimmer, Jr.
                                        Name:       William H. Zimmer, Jr.